Exhibit 10.2

IBM Software Agreement Number: 4905S10262

IBM Software Agreement 4905S10262

ASL Purchase Commitment Transaction Document 11

This is an ASL Transaction Document under the IBM ASL Software Agreement Number 4905S010262 (“Base Agreement”).  This TD becomes effective when signed by both parties.

Unless this Transaction Document is signed by April 22, 2011, IBM reserves the right to reject the terms of this Transaction Document.

By signing below for our companies (by hand or where recognized by law, electronically), each of us agrees to the terms of this Transaction Document.  Once signed, both parties agree that 1) any reproduction of the Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original, unless invalid under local law; 2) this Transaction Document together with the Base Agreement forms a separate agreement (“Agreement”) between the parties, to which all Programs listed in this Transaction Document are subject; and 3) this Transaction Document, together with the Base Agreement, is our complete agreement and replaces all prior oral or written communications between the parties regarding the transactions described in this Transaction Document.

Agreed to:		Agreed to:

International Business Machines Corporation		Lawson Software Americas, Inc.

By:	/s/ Dominic J. Cavalucci	By:	/s/ Guy Leduc
For

Name:	Rebecca Solter	Name:	Guy Leduc

Title:	Contract Professional	Title:	VP Partners & Alliances

Date:	April 29, 2011	Date:	April 28, 2011

IBM Address:		Lawson Software America’s Inc. Address:

11501 Burnet Road		380 St. Peter Street
Austin, TX 78758-3400		St. Paul, MN 55102
Attn:	OEM Software Contracts
Internal Mail-drop: 901-2E007

IBM Software Agreement

ASL Purchase Commitment Transaction Document 11

1.              Program/Prices

Distribution Licenses: You will receive one copy of the Program(s) and are authorized to make copies of such Program(s) in accordance with the terms of the Agreement.   You will pay IBM the applicable ASL Price for each copy of the following Program(s) that you distribute, and for each term of Subscription and Support Renewal and Subscription and Support Reinstatement that you deploy.

Part Number	License (including Subscription and Support) Program Description	SRP	ASL Price
***	***	***	***

Part Number	License (including Subscription and Support) Program Description	SRP	ASL Price
***	***	***	***

Part Number	License (including Subscription and Support) Program Description	SRP	ASL Price
***	***	***	***

Part Number	Subscription & Support Renewal and Subscription & Support Reinstatement Description	SRP	ASL Price
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

User Definitions

I. FULL USE:

Unrestricted usage of IBM Content Manager for FULL USE

II. LIMITED USE:

Utilization of IBM Content Manager for LIMITED USE usage shall be restricted to the following Program Components:

***

III. LIMITED USE READ ONLY:

Utilization of IBM Content Manager for LIMITED USE READ ONLY usage shall be restricted to the following Program Components:

***

2.              Value-Add Components which must be included in Solutions:

***

3.              Term:  The term of this Transaction Document will be one year from either the date the last party executes it, or from March 31st, 2011 whichever is later. Notwithstanding anything to the contrary, Lawson may terminate this Transaction Document 11 and/or any associated amendment, without cause on 90-days written notice.  Termination of this Transaction Document does not impact other Transaction Documents.

In the event of expiration or termination of the Transaction Document you shall have the right to receive continuing Subscription and Support for licenses distributed under the Transaction Document, provided Subscription and Support for those licenses is generally available, pursuant to a separate transaction document to be created at the time (the “Subscription and Support TD”).  Subscription and Support price increases will not exceed 10% in a Subscription and Support TD.

4.     Order and Reporting Requirements:

a)              You shall maintain complete and accurate records indicating by Lawson fiscal quarter , (i) all Program copies made during such Lawson fiscal quarter by you; and (ii) all Subscription and Support Renewals and Subscription and Support Reinstatements deployed for Programs during such Lawson fiscal quarter.

b)             When downloading of Programs is not available, Media Packs will be shipped. The part numbers and descriptions of the Media Packs for the Programs listed in Section 1 that will be shipped are:

Media Pack PN	Media Pack Description
***	***
***	***
***	***

c)              You shall maintain complete and accurate records indicating by Lawson fiscal quarter, (i) all IBM Content Manager distributions during such quarter by you; and (ii) all Subscription and Support, Subscription and Support Renewal and Subscription and Support Reinstatement purchases made for IBM Content Manager during such quarter. For each such distribution, you shall report Customer name, date sold, Customer Type (Existing or New), IBM Content Manager Components licensed.

By the second-to-last workday of the month after the end of each Lawson fiscal quarter, you agree to submit to IBM a sales report, in the form below, which shall include the specific distributions that backup the sales report by showing the following:  The number of Licenses for IBM Content, Subscription and Support, and Subscription and Support Renewals/Reinstatement contracted-for in the previous Lawson fiscal quarter.   This Sales report will be used as the purchase order for such distributions.

d)             IBM shall invoice you the applicable fees.  Payment is due within 30 days of receipt of a correct invoice.

Form of Sales Report (“S&S” = Subscription and Support)

Lawson Content Manager report

Type	Customer Name and Installed at Address	Number of Programs per part number distributed / S&S Renewals Deployed	Fees Due IBM	Customer Transaction Date
New Customer Lic
Existing Customer Lic
Existing Customer S&S
Annual S&S renewal New Customer
Annual S&S renewal Existing Customer
S&S Reinstatement New Customers
S&S Reinstatement Existing Customers

e)              Please submit all reports and if applicable, purchase orders to:

Fax: 845-491-2779

Electronically: ibmoemsw@us.ibm.com

IBM may update the above information upon notice.

Please remit all payments to the corresponding address that is noted on your IBM invoice.

f)                All payments are nonrefundable. IBM will not accept returns or exchanges and will not issue credit for returns you accept from your Customers.

5.              Subscription and Support

a)              For each Program license with Subscription and Support in effect, IBM will:

(i)  make available to you and authorize you to upgrade to the most current commercially available version, release, or update, should any be made available;

(ii)  provide you with assistance for your code related questions; and

(iii) provide assistance via telephone and, if available, electronic access, only to your technical support personnel during the normal business hours (published prime shift hours) of your IBM support center. (This assistance is not available to your Customers). IBM provides Severity 1 assistance 24 hours a day, every day of the year.

The IBM support specified in the paragraph above may not be available for down-level versions or releases of Programs.

b)             Subscription and Support does not include assistance for:

(i)   the design and development of applications;

(ii)  the use of Programs in other than their specified operating environment; or

(iii) failures caused by products for which IBM is not responsible under this Agreement.

c)              IBM will provide 12-months notice prior to withdrawing Subscription and Support for a Program. If IBM withdraws Subscription and Support for a particular Program, you understand that IBM will not make Subscription and Support Renewal available for that Program.

d)             While Subscription and Support is in effect for a Program license, you agree to provide to your Customers updates to the Programs as such updates are made available to you by IBM.

e)              You must provide all support for the Value-Add Component(s). The following specifies each party’s support responsibilities regarding the Programs:

For all Programs you distribute, you or your distributors will provide Level 1 and Level 2 Support to Customers.

For Program licenses covered under Subscription and Support, IBM will provide the support to you as described in this section, which includes assistance for Level 2 Support, if it has been identified during Level 1 Support that the problem is with the Program. You agree to be the interface to Customers for this support.

For Program licenses not covered under Subscription and Support, IBM will only provide you access to IBM databases containing information on known Program defects, defect corrections, restrictions, and bypasses for the unmodified portion of Programs. IBM will maintain this information for a minimum of one year after you acquire the Program. You agree to be the interface to Customers for this service.

Consult the IBM Software Support Handbook for further information at:

“http://www14.software.ibm.com/webapp/set2/sas/f/handbook/home.html”

Level 1 Support means taking the first support call from a Customer and fulfilling the following steps:

(i)             Qualify incoming calls:  Determine if the request is for a new or existing case. Assign a priority to a new case (priority one through priority four). For existing cases, obtain case information.

(ii)          Characterize the problem and environment: Gather information about the case and determine if the Program causes the problem.  Completely define and describe the problem. Identify ways to understand the problem’s behavior.  Document the characterization information. Analyze problem symptom(s), attempt to find root cause when appropriate and describe the result of such attempts.  Determine if the problem is a known Program problem by accessing IBM online support resources.

(iii)       If it is determined to be a Program problem, contact IBM technical support. For new cases, open a case and select a priority.  For existing cases, state the case number. Provide the case information you have gathered to the support engineer.

Level 2 Support means the service provided to analyze or repeat the error, or to determine that the error is not repeatable. This service also includes in-depth technical analysis.

6.              Miscellaneous Terms/Conditions:

a)              You certify that you are a PartnerWorld member in good standing, and agree to maintain such status for the term of this Transaction Document.

b)             Any information exchanged under this Agreement that is identified as confidential by either party will be governed by the confidentiality terms of the PartnerWorld Agreement.

c)              ***

d)             IBM reserves the right to change the part numbers and/or pricing metrics for the Programs and/or Subscription and Support listed in Section 1, upon written notice to you. Changes to either part numbers or pricing metrics will not cause a change in the effective prices for either Programs or Subscription and Support.

e)              If IBM announces a general price increase for the Programs and/or Subscription and Support listed in Section 1, IBM reserves the right to pass the price increase(s) to you. The price increase(s) will be effective on the annual anniversaries of the effective date of the Transaction Document, are not retroactive, and will not exceed *** per year.

f)                IBM provides a License Information Document (“LI”) for each Program.  You will incorporate by reference or otherwise communicate into your license terms to your Customers the terms in the LI and all licensing files, including NOTICES files, which accompany or are included in the Program. You agree to be bound by such terms when you use the Programs as authorized under this Agreement.   Notwithstanding the above, terms in the LI referencing the IBM International Program License Agreement (IPLA) do not apply and terms in the LI referencing pricing metrics do not apply to the extent they conflict with this Agreement.

If a Program contains third party code that is provided under a third-party license agreement, then the terms and conditions of the third party license agreement apply to such code. IBM will provide you with the applicable third-party license agreements. Except in the copying and distribution of the Programs, you may not use third parties’ names or trademarks, including in connection with the marketing of the Value Add Component or Solution, without the Third Parties’ prior written consent.

g)             The license granted for the Programs is a “restricted license” which means the Programs may only be used in conjunction with the Value-Add Components as part of the Solution.

h)             Each party agrees to comply with all applicable export and import laws and regulations, U.S. embargo and sanctions regulations and prohibitions on export for certain end uses or to certain users.

Programs may contain cryptography subject to the U.S. Export Administration Regulations (EAR). Transfer to, or use by, users of Programs or Solutions may be prohibited or subject to export or import laws, regulations or policies, including those of the United States . Licensee assumes all responsibility for complying with all applicable laws, regulations and policies regarding the export, import, or use of Programs and Solutions.

i)                 The Territory with this Transaction Document shall be worldwide, except where prohibited by law.

j)                 In the event that Lawson merges with or acquires the capital stock or assets of another entity, Lawson may at its option request IBM to include that entity’s products under this Agreement under the terms to be negotiated between the parties.

k)              ***

l)                 IBM will allow you and your Certified Business Partners and other contractors located within the Territory to perform your obligations in connection with the development, testing, marketing, distribution, and support of any or all of the Solutions under the terms and conditions of this Agreement.  The use of such entities however does not relieve you of your obligations under this Agreement.

8.              Contract Coordinators:

	For IBM:	For you:
Name	Rebecca Solter	Steven Morrow
Company	IBM Corporation	Lawson Software Americas, Inc.
Address	11501 Burnet Road	380 St. Peter Street
Internal Mail-drop: 901-2E007
City, ST	Austin, TX 78758-3400	St. Paul, MN 55102
Telephone:	(720) 395-4748	651 767-4198
Fax:	Same as above
Email:	rsolter@us.ibm.com	Steven.Morrow@us.lawson.com

IBM ASL Registration Form

Please provide all requested information in order to be registered or to update your information.

This Registration Form must be completed and submitted to the IBM account representative at the time of contract signing. Failure to do so may result in delay in registering Subscription and Support authorization.

IBM Customer Number:

VAT number (if applicable):

For each contact information box below, please complete all details. By completing this form and providing us with information on behalf of other individuals in your organization, you certify that you have confirmed that they agree to your providing their data on the form.

IBM Representative

Name: Matthew E. Holden
Street Address: 5 Technology Park Drive
City: Westford	State/Province: MA	ZIP Code/Postal Code: 01886
Country:
Telephone/Ext.: 508 348-1196	Fax:
E-mail Address: holdenma@us.ibm.com

Primary Contact (required): IBM will communicate with the Primary Contact regarding changes to the Agreement or other contractual issues. If the Primary Contact is the only contact specified, IBM may consider the Primary Contact to be the sole contact for all purposes. (No Post Office Boxes, please)

Contact Name: Steven Morrow
Street Address: 380 St. Peter Street
City: St. Paul	State/Province: MN	ZIP Code/Postal Code:
Country: U.S.A.
Telephone/Ext.: 651 767-4198	Fax:
E-mail Address: Steven.Morrow@us.lawson.com

Administration Contact (if different from Primary Contact above):

Note: You are eligible to receive one set of media for Programs covered by Subscription and Support when Programs are revised and become commercially available. The person you designate in this information box is responsible for requesting and authorizing account information changes, Web and tool access, etc. In addition, IBM will send the Administration Contact documents including Subscription and Support Renewal notices, software upgrade availability notifications, and where applicable, billing communications, etc. Program upgrade media will be shipped upon request to the contact at the address indicated below. Subscription and Support coverage must be active in order for the upgrade(s) to be shipped. Please note: A Post Office Box is not a valid ship-to address.

Contact Name:
Street Address:
City:	State/Province:	ZIP Code/Postal Code:
Country:
Telephone/Ext.:	Fax:
E-mail Address:

Site Technical Contact (if different from Primary Contact above): ): The Site Technical Contact specified below is responsible for overall support compliance, maintaining the authorized caller list, and coordinating distribution of the technical support access information to the authorized callers of this site. This contact will also receive a letter with important Technical Support Information concerning access to IBM Software Support.

Contact Name:
Street Address:
City:	State/Province:	ZIP Code/Postal Code:
Country:
Telephone/Ext.:	Fax:
E-mail Address: